EXHIBIT 10.2

MUTUAL RESCISSION OF SHARE EXCHANGE AGREEMENT

This MUTUAL RESCISSION OF SHARE EXCHANGE AGREEMENT (the “Agreement”) dated as of the 19th day of September 2016 is entered into by and among, AGRO CAPITAL MANAGEMENT CORP., a Nevada corporation registered with the U.S. Securities Exchange Commission and traded on OTC Markets (“AGRO”); CAPITAL EPITOME SDN BHD, a private Malaysian corporation (“CE”) and DATO MOHD NASIR BIN BABA, a Malaysian citizen (“DATO MOHD NASIR”) (each of CE and DATO MOHD NASIR are referred to herein as an “OWNER” and collectively, the “OWNERS”). AGRO and OWNERS are referred to singularly as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, AGRO, CE and DATO MOHID NASIR are Parties to that certain Share Exchange Agreement dated December 31, 2015 (the “Exchange Agreement”), pursuant to which (i) AGRO acquired 100% of the issued and outstanding shares of AGRO CAPITAL MANAGEMENT BERHAD, a Malaysian corporation (referred to hereinafter as the “Target Shares”), (ii) in exchange for the Target Shares, AGRO issued an aggregate total of 30,000,000 shares of AGRO's common stock (“Shares Exchange”) to the OWNERS, and (iii) the Shares Exchange were allocated as follows: 17,000,000 shares to DATO MOHD NASIR; and 13,000,000 shares to CE; and

WHEREAS, AGRO CAPITAL MANAGEMENT BERHAD, a Malaysian corporation (“Target”) has been unable to deliver to AGRO financial information necessary to complete an audit of Target's last two (2) years of financial statements; and

WHEREAS, such inability has resulted in AGRO's inability to show any value for Target on its financial statements and the OWNERS are unable to realize any value in the Shares Exchange since no value has been added to AGRO's financials from the acquisition of the Target Shares; and

WHEREAS, the Parties now desire to unwind and rescind the transactions and share issuances set forth in the Exchange Agreement due to mutual lack of value.

NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the Parties covenant, promise and agree as follows:

AGREEMENT

1. RESCISSION Effective on the date hereof, the Exchange Agreement is hereby rescinded in its entirety, and upon the completion of the deliveries set forth in Section 2 below, the obligations of each Party to the other Parties shall be terminated, except as otherwise provided herein.

2. DELIVERIES: Within five (5) business days of the execution of this Agreement, the following shall occur:

(a) DATO MOHD NASIR shall deliver to AGRO 17,000,000 shares of AGRO's common stock (the “DATO MOHD NASIR Shares”), endorsed or accompanied by a stock power sufficient for AGRO to cancel the DATO MOHD NASIR Shares;

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(b) CE shall deliver to AGRO 13,000,000 shares of AGRO's common stock (the “CE Shares”), endorsed or accompanied by a stock power sufficient for AGRO to cancel the CE Shares; and

(c) AGRO shall deliver to [             ], as representative of the OWNERS, a certificate representing the Target Shares, endorsed or accompanied by a stock power sufficient for Target or OWNERS to return the Target Shares into the names of DATO MOHD NASIR and CE, in the amounts as previously held by each of them, respectively.

3. REPRESENTATIONS AND WARRANTIES: Each of the Parties hereby represents, warrants and agrees as follows:

(a) Each Party has all requisite corporate or other power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(b) Each Party hereby agrees to indemnify and defend the other Parties and their directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of the actions of an indemnifying party for:

(i) Any breach of or inaccuracy in representations, warranties or agreements herein;

(ii) Any action, suit or proceeding based on a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from an indemnifying party or any of its directors or officers.

(c) The representations, warranties and agreements contained in this Agreement shall be binding on each Parties' successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the other Parties.

4. Each Party on behalf of itself and its respective partners, agents, assigns, heirs, officers, directors, employees executors, and attorneys (“Affiliates”) hereby forever and finally releases, relieves, acquits, absolves and discharges the other Parties and their Affiliates from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs and expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that they may have against any other Party or their Affiliates, including without limitation claims for indemnification, based upon, related to, or by reason of any matter, cause, fact, act or omission occurring or arising at any moment out of the Exchange Agreement, except for maters arising out of this Agreement.

5. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

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6. All Parties hereto agree to pay their own costs and attorneys' fees except as follows:

(a) In the event of any action, suit or other proceeding instituted to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement, involving claims within the scope of the releases contained in this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing Party shall recover all of such Party's attorneys' fees and costs incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

(b) As used herein, attorneys' fees shall be deemed to mean the full and actual costs of any legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

7. The Parties agree and stipulate that each and every term and condition contained in this Agreement is material, and that each and every term and condition may be reasonably accomplished within the time limitations, and in the manner set forth in this Agreement.

8. The Parties agree and stipulate that time is of the essence with respect to compliance with each and every item set forth in this Agreement.

9. This Agreement sets forth the entire agreement and understanding of the Parties hereto and supersedes any and all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

10. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.

AGRO CAPITAL MANAGEMENT CORP.,

A Nevada corporation

By:____________________________________

Name: CHRISTOPHER XAVIER DORAIRAJ

Title: CEO

CAPITAL EPITOME SDN BHD,

a private Malaysian corporation

By: ____________________________________

Name: MOHAMMAD HAREZ DANIEL

Title: DIRECTOR

DATO MOHD NASIR BIN BABA

_______________________________________

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